Exhibit 10.1

Execution Version

FORM OF SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on July 8, 2021, by and among (i) FAR PEAK ACQUISITION CORPORATION, a Cayman Islands exempted company (the “SPAC”), (ii) BULLISH, a newly formed Cayman Islands exempted company (the “Issuer”) and (iii) the undersigned subscriber (“Subscriber”).

WHEREAS, this Subscription Agreement is being entered into in connection with the Business Combination Agreement, to be entered into as of the date hereof (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Business Combination Agreement”), among the SPAC, the Issuer, Bullish Global, a Cayman Islands exempted company (with its subsidiaries, the “Company”), BMC 1, a Cayman Islands exempted company and a wholly-owned subsidiary of the Issuer (“Merger Sub 1”), and BMC 2, a Cayman Islands exempted company and a wholly-owned subsidiary of the Issuer (“Merger Sub 2”) providing for the combination of the SPAC, the Issuer and the Company, on the terms and subject to the conditions set forth therein pursuant to (i) the merger of the SPAC with Merger Sub 1 with Merger Sub 1 being the surviving entity (“Merger 1”), followed by (ii) the merger of the Company with Merger Sub 2 with the Company being the surviving entity (“Merger 2” and collectively with Merger 1 and the other the transactions contemplated by the Business Combination Agreement, the “Transaction”);

WHEREAS, in connection with the Transaction, Subscriber desires to subscribe for and purchase from the Issuer that number of shares of the Issuer’s Class A ordinary shares, par value $0.00001 per share (the “Shares”), set forth on the signature page hereto (the “Subscribed Shares”) for a purchase price of $10.00 per share (the “Per Share Price” and the aggregate of such Per Share Price for all Subscribed Shares being referred to herein as the “Purchase Price”), and the Issuer desires to issue and sell to Subscriber the Subscribed Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Issuer, all on the terms and subject to the conditions set forth herein;

WHEREAS, the SPAC and the Issuer are entering into: (a) separate subscription agreements substantially in the form hereof each providing for the purchase of at least 7,500,000 Shares at the Per Share Price with one or more other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or institutional “accredited investors” (within the meaning of Rule 501(a)(1), (2), (3), (7), (8) or (9) under the Securities Act) (the “Anchor Subscription Agreements” and such investors, collectively, the “Anchor Subscribers”), and concurrently with the execution and delivery of the Anchor Subscription Agreements, each Anchor Subscriber is entering into a Securities Purchase Agreement, substantially in the form of Exhibit A hereto (the “Anchor Securities Purchase Agreements”) with the Issuer and Far Peak LLC (the “Sponsor”) providing for (i) the purchase by the Anchor Subscriber on the closing date of the Transaction (the “Closing Date”) of certain warrants to purchase one Share at a purchase price of $11.50 per Share (the “Anchor Warrants”) at a purchase price of $1.00 per warrant, (ii) restrictions on the Anchor Subscriber’s ability to resell its Shares and the Anchor Warrants, and (iii) certain other provisions set for the therein; and (b) separate subscription agreements substantially in the form hereof each providing for the purchase of fewer than 7,500,000 Shares at the Per Share Price (the “Non-Anchor Subscription Agreements” and together with the Anchor Subscription Agreement, the “Subscription Agreements” and all Subscription Agreements other than this Subscription Agreement, the “Other Subscription Agreements”) with certain other “qualified institutional buyers” or institutional “accredited investors” (the “Non-Anchor Subscribers” and together with the Anchor Subscribers, the “Subscribers” and all Subscribers other than the Subscriber party hereto, the “Other Subscribers”), and pursuant to this Subscription Agreement and all Other Subscription Agreements Subscribers have agreed to purchase on the Closing Date, inclusive of the Subscribed Shares, an aggregate amount of 30,000,000 Shares at the Per Share Price;

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription. Subject to the terms and conditions hereof, at the Closing (as defined below), Subscriber hereby agrees to subscribe for and purchase, and the Issuer hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Subscribed Shares (such subscription and issuance, the “Subscription”).

2. Closing.

a. The consummation of the Subscription contemplated hereby (the “Closing”) shall occur on the Closing Date immediately following Merger 1 and immediately prior to Merger 2, and is contingent upon, the consummation of the Transaction.

b. At least five (5) Business Days (as defined below) before the anticipated Closing Date, the Issuer shall deliver written notice to Subscriber (the “Closing Notice”) specifying (i) the anticipated Closing Date, (ii) that the Issuer reasonably expects all conditions to the closing of the Transaction to be satisfied or waived, and (iii) the wire instructions for delivery of the Purchase Price to the Issuer. No later than two (2) Business Days prior to the Closing Date, Subscriber shall deliver to the Issuer such information as is reasonably requested in the Closing Notice in order for the Issuer to issue the Subscribed Shares to Subscriber, including, without limitation, the legal name of the person in whose name the Subscribed Shares are to be issued. No later than two (2) Business Days prior to the Closing Date, Subscriber shall deliver the Purchase Price for the Subscribed Shares by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice, such funds to be held by the Issuer in escrow until the Closing. Upon satisfaction (or, if applicable, waiver) of the conditions set forth in this Section 2, the Issuer shall deliver to Subscriber (i) at the Closing, the Subscribed Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under the Issuer’s constitutional documents or applicable laws with respect to the Purchase Price or arising under applicable securities laws ), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated in writing by Subscriber, as applicable, and (ii) as promptly as practicable after the Closing, an updated extract of the register of members of Issuer to show the issuance to Subscriber of the Subscribed Shares on and as of the Closing Date. Notwithstanding the foregoing two sentences, for any Subscriber that informs the Issuer (1) that it is an investment company registered under the Investment Company Act of 1940, as amended (2) that it is advised by an investment adviser subject to regulation under the Investment Advisers Act of 1940, as amended, or (3) that its internal compliance policies and procedures so require it, then, in lieu of the settlement procedures in the foregoing two sentences, the following shall apply: such Subscriber shall deliver at 8:00 a.m. New York City time on the Closing Date (or as soon as practicable following receipt of an updated extract of the register of members of the Issuer showing the issuance to Subscriber of the Subscribed Shares on and as of the Closing Date) the Purchase Price for the Subscribed Shares by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice against delivery by the Issuer to Subscriber of evidence of issuance of the Subscribed Shares to Subscriber in book entry or registered form on and as of the Closing Date by way of an updated extract of the register of members of Issuer, free and clear of any liens or other restrictions (other than those arising under the Issuer’s constitutional documents or applicable laws with respect to the Purchase Price or arising under applicable securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable. If the consummation of the Transaction does not occur within two (2) Business Days after the anticipated Closing Date specified in the Closing Notice, unless otherwise agreed to in writing by the SPAC, the Issuer and Subscriber, the Issuer shall promptly (but in no event later than one (1) Business Day thereafter) return any funds so delivered by Subscriber by wire transfer in immediately available funds to the account specified by Subscriber and the Subscribed Shares shall be automatically surrendered and/or forfeited by the Subscriber for nil consideration whereupon such Subscribed Share shall be cancelled by way of appropriate entries on the register of members of Issuer. Notwithstanding the foregoing: (x) a failure to close on the anticipated Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in this Section 2(b) to be satisfied or waived on or prior to the Closing Date, and (y) unless and until this Subscription Agreement is terminated in accordance with Section 7, Subscriber shall remain obligated (A) to redeliver funds to the Issuer following the Issuer’s delivery to Subscriber of a new Closing Notice and (B) to consummate the Closing upon satisfaction of the conditions set forth in this Section 2. For purposes of this Subscription Agreement, “Business Day” shall mean a day, other than a Saturday, Sunday or other day on which commercial banks in New York, New York, Hong Kong or the Cayman Islands are authorized or required by law to close.

c. The Closing shall be subject to the satisfaction or waiver in writing by the SPAC and the Issuer, on the one hand, and Subscriber, on the other, of the conditions that, on the Closing Date:

(i) no suspension of the qualification of the Subscribed Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred;

(ii) all conditions precedent to the closing of the Transaction set forth in the Business Combination Agreement, including the approval of the SPAC’s stockholders, shall have been satisfied or waived, and the closing of the Transaction shall be scheduled to occur concurrently with or immediately following the Closing; and

(iii) no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby; and no such governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition.

d. The obligation of the Issuer to consummate the Closing shall be subject to the satisfaction or waiver in writing by the Issuer of the additional conditions that, on the Closing Date:

(i) all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects) at and as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all respects as of such date); and

(ii) Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

e. The obligation of Subscriber to consummate the Closing shall be subject to the satisfaction or waiver in writing by Subscriber of the additional conditions that, on the Closing Date:

(i) all representations and warranties of the SPAC and the Issuer contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or SPAC Material Adverse Effect or Issuer Material Adverse Effect, as the case may be (each as defined below), which representations and warranties shall be true in all respects) at and as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all respects as of such date);

(ii) the SPAC and the Issuer shall each have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iii) there shall have been no amendment or modification to the Business Combination Agreement that would reasonably be expected to materially and adversely affect the economic benefits that Subscriber would reasonably expect to receive under this Subscription Agreement, except to the extent consented to in writing by Subscriber;

(iv) the Issuer’s initial listing application with the New York Stock Exchange (“NYSE”) in connection with the Transaction shall have been conditionally approved and, immediately following the closing of the Transaction, the Issuer would satisfy any applicable listing requirements of NYSE as at the Closing Date and the Issuer shall not have received any notice of non-compliance therewith, and the Shares, including the Subscribed Shares, shall have been approved for listing on NYSE, subject to official notice of issuance; and

(v) in the case of an Anchor Subscriber, all conditions precedent to the closing of the transactions contemplated by such Anchor Subscriber’s Anchor Securities Purchase Agreement shall have been satisfied or waived, and such transactions shall be scheduled to occur concurrently with or immediately following the Closing.

f. Prior to or at the Closing, Subscriber shall deliver to the Issuer all such other information as is reasonably requested in order for the Issuer to issue the Subscribed Shares to Subscriber, including a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

3. Issuer Representations and Warranties. The Issuer represents and warrants to Subscriber that:

a. The Issuer (i) is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands, (ii) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into, deliver and perform its obligations under this Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have an Issuer Material Adverse Effect. For purposes of this Subscription Agreement, an “Issuer Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the Issuer and any subsidiaries, taken together as a whole (on a consolidated basis), that, individually or in the aggregate, would be reasonably expected to have a material adverse effect on the Issuer’s business, properties, financial condition, stockholders’ equity or results of operations or materially affects the validity of the Subscribed Shares or the legal authority or ability of the Issuer to consummate the transactions contemplated hereby, including the issuance and sale of the Subscribed Shares.

b. At the Closing, subject to the receipt of the Purchase Price in accordance with the terms of this Subscription Agreement and registration with the Issuer’s transfer agent, the Subscribed Shares shall have been duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid and non-assessable, free and clear of any liens or other restrictions (other than as provided in Section 2.b and other than those arising under applicable securities laws), and will not have been issued in violation of any preemptive or similar rights created under the Issuer’s organizational documents (as in effect at such time of issuance) or the laws of its jurisdiction of incorporation or under any agreement to which the Issuer is a party or by which the Issuer is bound.

c. This Subscription Agreement and the Business Combination Agreement have been duly executed and delivered by the Issuer, and assuming the due authorization, execution and delivery of the same by the other parties thereto, this Subscription Agreement and the Business Combination Agreement shall constitute the valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

d. The execution and delivery of this Subscription Agreement, the issuance and sale of the Subscribed Shares and the compliance by the Issuer with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject; (ii) the organizational documents of the Issuer; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency, taxing authority or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have an Issuer Material Adverse Effect.

e. There are no securities or instruments issued by or to which the Issuer is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Subscribed Shares, (ii) the shares to be issued pursuant to any Other Subscription Agreement or (iii) the shares to be issued pursuant to the Transaction, in each case, that have not been or will not be validly waived on or prior to the Closing Date

f. The Issuer is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of the Issuer, or (ii) any loan or credit agreement, guarantee, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which, as of the date of this Subscription Agreement, the Issuer is a party or by which the Issuer’s properties or assets are bound, except, in the case of clauses (ii), for defaults or violations that have not had and would not reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect.

g. The Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the NYSE) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Subscribed Shares), other than (i) filings required by applicable state securities laws, (ii) the filing of the Registration Statement (as defined below) pursuant to Section 6, (iii) other required filings with the Securities and Exchange Commission (the “Commission”) relating to the Transaction, (iv) those required by the NYSE, including with respect to obtaining stockholder approval, if applicable, (v) those required to consummate the Transaction as provided under the Business Combination Agreement and (vi) the failure of which to obtain would not reasonably be expected to have an Issuer Material Adverse Effect.

h. As of the date of this Subscription Agreement, the authorized share capital of the Issuer consists of one (1) fully paid ordinary share, with a par value of $0.00001, and such share is duly authorized and validly issued, is fully paid and non-assessable, and is not subject to preemptive rights or encumbrances. As of the date hereof, except as set forth above and pursuant to (i) the Other Subscription Agreements and (ii) the Business Combination Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Issuer any Shares or other equity interests in the Issuer (collectively, “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Issuer is a party or by which it is bound relating to the voting of any Equity Interests, other than as contemplated by the Business Combination Agreement. As of the date hereof, other than Merger Sub 1 and Merger Sub 2, the Issuer has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt in any person, whether incorporated or unincorporated. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Issuer is a party or by which it is bound relating to the voting of any securities of the Issuer, other than as contemplated by the Business Combination Agreement. As of the date hereof, the Issuer had no material outstanding indebtedness.

i. Except for such matters as have not had and would not reasonably be expected to have an Issuer Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of the Issuer, threatened in writing against the Issuer or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against the Issuer.

j. Upon consummation of the Transaction, the Shares will be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will be listed for trading on the NYSE, subject to official notice of issuance, and no suspension of such approval shall have occurred.

k. Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5 of this Subscription Agreement, in connection with the offer, sale and delivery of the Shares in the manner contemplated by this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Subscribed Shares by the Issuer to Subscriber.

l. Neither the Issuer nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Subscribed Shares. The Subscribed Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

m. The Issuer is in compliance with all applicable laws, except where such non-compliance would not, individually or in the aggregate, be reasonably expected to have an Issuer Material Adverse Effect. The Issuer has not received any written communication, from a governmental authority that alleges that the Issuer is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not be reasonably expected to have an Issuer Material Adverse Effect.

n. Other than the Other Subscription Agreements and the Anchor Securities Purchase Agreements, the Issuer has not entered into any side letter or similar agreement with any Subscriber in connection with the transactions contemplated under the Business Combination Agreement. The Other Subscription Agreements reflect the same Per Share Price and (other than as provided in the Anchor Securities Purchase Agreements) terms that are no more favorable to such Subscriber thereunder than the terms of this Subscription Agreement, other than terms particular to the regulatory requirements of such subscriber or its affiliates or related funds. The Other Subscription Agreements have not been amended in any material respect following the date of this Subscription Agreement. For the avoidance of doubt, the foregoing shall not apply to (i) any commercial business contracts entered into by the Issuer or any of its affiliates with Subscriber, any Other Subscriber or any of their respective affiliates or (ii) the affiliation of certain Subscribers with certain of the Placement Agents.

o. Except for the Placement Agents (as defined below), no broker or finder is entitled to any brokerage or finder’s fee or commission solely in connection with the sale of the Subscribed Shares to Subscriber.

p. The Issuer is not, and immediately after receipt of payment for the Subscribed Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

q. Neither the Issuer nor any of its subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation, administration or winding up or failed to pay its debts when due, nor does the Issuer or any subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or seek to commence an administration.

r. There has been no action taken by the Issuer, or, to the knowledge of the Issuer, any officer, director, equityholder, manager, employee, agent or representative of the Issuer, in each case, acting on behalf of the Issuer, in violation of any applicable Anti-Corruption Laws (as herein defined), (i) the Issuer has not been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a governmental authority for violation of any applicable Anti-Corruption Laws, (ii) the Issuer has not conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any governmental authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Laws and (iii) the Issuer has not received any written notice or citation from a governmental authority for any actual or potential noncompliance with any applicable Anti-Corruption Laws. As used herein, “Anti-Corruption Laws” means any applicable laws relating to corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977 (as amended), the UK Bribery Act 2010, and any similar law that prohibits bribery or corruption.

s. Neither the Issuer nor any of its directors is (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) owned, directly or indirectly, or controlled by, or acting on behalf of, one or more persons that are named on the OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Issuer agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Issuer is permitted to do so under applicable law. To the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC sanctions programs, including the OFAC List.

t. A copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document, if any, filed by the Issuer prior to the Closing Date (the “Issuer SEC Documents”) will be available to the Subscriber via the Commission’s EDGAR system.

u. The Issuer acknowledges and agrees that, notwithstanding anything herein to the contrary, the Subscribed Shares may be pledged by Subscriber in connection with a bona fide margin agreement, provided such pledge shall be (i) pursuant to an available exemption from the registration requirements of the Securities Act or (ii) pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of such pledge, and Subscriber effecting a pledge of Subscribed Shares shall not be required to provide the Issuer with any notice thereof or otherwise make any delivery to the Issuer pursuant to this Subscription Agreement; provided, however, that neither SPAC, the Issuer or their respective counsels shall be required to take any action (or refrain from taking any action) in connection with any such pledge, other than providing any such lender of such margin agreement with an acknowledgment that the Shares are not subject to any contractual prohibition on pledging or lock up, the form of such acknowledgment to be subject to review and comment by Issuer in all respects.

4. SPAC Representations and Warranties. The SPAC represents and warrants to Subscriber that:

a. The SPAC (i) is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands, (ii) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into, deliver and perform its obligations under this Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a SPAC Material Adverse Effect. For purposes of this Subscription Agreement, a “SPAC Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the SPAC and subsidiaries, taken together as a whole (on a consolidated basis), that, individually or in the aggregate, would be reasonably expected to have a material adverse effect on the SPAC’s business, properties, financial condition, stockholders’ equity or results of operations or the legal authority or ability of the SPAC to consummate the transactions contemplated hereby.

b. This Subscription Agreement and the Business Combination Agreement have been duly executed and delivered by the SPAC, and assuming the due authorization, execution and delivery of the same by the other parties thereto and the Issuer, this Subscription Agreement and the Business Combination Agreement shall constitute the valid and legally binding obligation of the SPAC, enforceable against the SPAC in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

c. The execution and delivery of this Subscription Agreement, the issuance and sale of the Subscribed Shares and the compliance by the SPAC with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the SPAC pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the SPAC is a party or by which the SPAC is bound or to which any of the property or assets of the SPAC is subject; (ii) the organizational documents of the SPAC; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency, taxing authority or body, domestic or foreign, having jurisdiction over the SPAC or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a SPAC Material Adverse Effect.

d. The SPAC is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of the SPAC, or (ii) any loan or credit agreement, guarantee, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which, as of the date of this Subscription Agreement, the SPAC is a party or by which the SPAC’s properties or assets are bound, except, in the case of clauses (ii), for defaults or violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect.

e. The SPAC is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the NYSE) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Subscribed Shares), other than (i) filings required by applicable state securities laws, (ii) the filing of the Registration Statement pursuant to Section 6, (iii) other required filings with the Commission relating to the Transaction, (iv) those required by the NYSE, including with respect to obtaining stockholder approval, if applicable, (v) those required to consummate the Transaction as provided under the Business Combination Agreement, and (vi) the failure of which to obtain would not reasonably be expected to have a SPAC Material Adverse Effect.

f. As of their respective dates, all reports, statements, schedules, prospectuses, proxy statements, registration statements and other documents required to be filed by the SPAC with the Commission prior to the date of this Subscription Agreement (the “SEC Reports”) complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The SPAC has timely filed each SEC Report, except for its Form 10-Q for the period ended March 31, 2021, which was filed on June 1, 2021, since its initial registration of the Shares with the Commission. The financial statements of the SPAC included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the SPAC as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. There are no material outstanding or unresolved comments in comment letters from the Staff of the Commission with respect to any of the SEC Reports. Notwithstanding the foregoing, no representation or warranty is made as to the historical accounting treatment of the SPAC’s issued and outstanding warrants, or as to any deficiencies in disclosure (including with respect to accounting and disclosure controls) arising from the treatment of such warrants as equity rather than liabilities in the SPAC’s financial statements in light of the issuance by the Commission of the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” on April 12, 2021 (the “SEC Warrant Statement”).

g. As of the date of this Subscription Agreement, the authorized share capital of the SPAC consists of 500,000,000 Class A ordinary shares, par value $0.0001 per share (“Class A Shares”), 50,000,000 Class B ordinary shares, par value $0.0001 per share (“Class B Shares”), and 5,000,000 preference shares, par value $0.0001 per share

(“Preferred Shares”). As of the date hereof: (i) 60,000,000 Class A Shares, 9,750,000 shares of Class B Shares and no Preferred Shares were issued and outstanding; (ii) 27,000,000 warrants, each exercisable to purchase one Class A Share at $11.50 per share (“Warrants”), were issued and outstanding, including 7,000,000 private placement warrants; and (iii) no Class A Shares were subject to issuance upon exercise of outstanding options. No Warrants are exercisable on or prior to the Closing. All (i) issued and outstanding Class A Shares and Class B Shares have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to preemptive rights and (ii) outstanding Warrants have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. As of the date hereof, except as set forth above and pursuant to the Business Combination Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the SPAC any Class A Shares, Class B Shares, Preferred Shares or other equity interests in the SPAC (collectively, “SPAC Equity Interests”) or securities convertible into or exchangeable or exercisable for SPAC Equity Interests. As of the date hereof, the SPAC has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no stockholder agreements, voting trusts or other agreements or understandings to which the SPAC is a party or by which it is bound relating to the voting of any SPAC Equity Interests, other than (A) the letter agreements entered into by the SPAC in connection with the SPAC’s initial public offering on December 3, 2020 pursuant to which the SPAC’s sponsor and the SPAC’s executive officers and independent directors agreed to vote in favor of any proposed Business Combination (as defined therein), which includes the Transaction, and (B) as contemplated by the Business Combination Agreement. Except as described in the SEC Reports, there are no securities or instruments issued by or to which the SPAC is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Subscribed Shares or (ii) the shares to be issued pursuant to any Other Subscription Agreement.

h. Except for such matters as have not had and would not reasonably be expected to have a SPAC Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of the SPAC, threatened in writing against the SPAC or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against the SPAC.

i. The issued and outstanding Class A Shares are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on the NYSE. There is no suit, action, proceeding or investigation pending or, to the knowledge of the SPAC, threatened against the SPAC by the NYSE or the Commission with respect to any intention by such entity to deregister the Class A Shares or prohibit or terminate the listing of the Class A Shares on the New York Stock Exchange. The SPAC has taken no action that is designed to terminate the registration of the Class A Shares under the Exchange Act, except as contemplated by the Business Combination Agreement.

j. Neither the SPAC nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Subscribed Shares. The Subscribed Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

k. The SPAC is in compliance with all applicable laws, except where such non-compliance would not, individually or in the aggregate, be reasonably expected to have a SPAC Material Adverse Effect. The SPAC has not received any written communication, from a governmental authority that alleges that the SPAC is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not be reasonably expected to have a SPAC Material Adverse Effect.

l. Neither the SPAC nor any of its subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation, administration or winding up or failed to pay its debts when due, nor does the SPAC or any subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or seek to commence an administration.

m. There has been no action taken by the SPAC, or, to the knowledge of the SPAC, any officer, director, equityholder, manager, employee, agent or representative of the Issuer, in each case, acting on behalf of the Issuer, in violation of any applicable Anti-Corruption Laws, (i) the SPAC has not been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a governmental authority for violation of any applicable Anti-Corruption Laws, (ii) the SPAC has not conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any governmental authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Laws and (iii) the SPAC has not received any written notice or citation from a governmental authority for any actual or potential noncompliance with any applicable Anti-Corruption Laws.

n. Neither the SPAC nor any of its directors is (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by OFAC or on the OFAC List, or a person or entity prohibited by any OFAC sanctions program, (ii) owned, directly or indirectly, or controlled by, or acting on behalf of, one or more persons that are named on the OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Issuer agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Issuer is permitted to do so under applicable law. To the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC sanctions programs, including the OFAC List.

o. Except for the Placement Agents (as defined below), no broker or finder is entitled to any brokerage or finder’s fee or commission solely in connection with the sale of the Subscribed Shares to Subscriber.

5. Subscriber Representations and Warranties. Subscriber represents and warrants to the SPAC that:

a. Subscriber (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (ii) has the requisite power and authority to enter into and perform its obligations under this Subscription Agreement.

b. This Subscription Agreement has been duly executed and delivered by Subscriber, and assuming the due authorization, execution and delivery of the same by the SPAC and the Issuer, this Subscription Agreement shall constitute the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

c. The execution and delivery of this Subscription Agreement, the purchase of the Subscribed Shares and the compliance by Subscriber with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have, individually or in the aggregate, a Subscriber Material Adverse Effect. For purposes of this Subscription Agreement, a “Subscriber Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Subscriber that would reasonably be expected to have a material adverse effect on Subscriber’s ability to consummate the transactions contemplated hereby, including the purchase of the Subscribed Shares.

d. Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (7), (8) or (9) under the Securities Act) satisfying the applicable requirements set forth on Annex A, (ii) is acquiring the Subscribed Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Subscribed Shares as a fiduciary or agent for one or more investor accounts, Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Subscribed Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and has provided the SPAC and the Issuer with the requested information on Annex A following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed Shares and is an “institutional account” as defined in FINRA Rule 4512(c).

e. Subscriber understands that the Subscribed Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed Shares have not been registered under the Securities Act. Subscriber understands that the Subscribed Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act (including, without limitation, a private resale pursuant to the so-called “Section 4(a)(1 1⁄2)”), or (iii) an ordinary course pledge such as a broker lien over account property generally and, in each of cases (i)-(iii), in accordance with any applicable securities laws of the states and other jurisdictions of the

United States, and as a result of these transfer restrictions, Subscriber may not be able to readily resell the Subscribed Shares and may be required to bear the financial risk of an investment in the Subscribed Shares for an indefinite period of time. Subscriber acknowledges and agrees that the Subscribed Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year from the Closing Date. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Shares. By making the representations herein, Subscriber does not agree to hold any of the Subscribed Shares for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Subscribed Shares at any time in accordance with or pursuant to a registration statement or exemption under the Securities Act. Subscriber acknowledges and agrees that, at the time of issuance, the certificate or book entry position representing the Subscribed Shares will bear or reflect, as applicable, a legend substantially similar to the following:

“THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY AGREES THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) PURSUANT TO ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (III) TO THE COMPANY, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.”

f. Subscriber understands and agrees that Subscriber is purchasing the Subscribed Shares directly from the Issuer. Subscriber further acknowledges that there have not been, and Subscriber hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to Subscriber by the Issuer, the SPAC, the Company, the Placement Agents, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives, any other party to the Transaction or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Issuer and the SPAC set forth in this Subscription Agreement. Subscriber acknowledges that certain information provided by the SPAC and the Company included a model of projected revenues and EBITDA under various operational assumptions, and such projected model was prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties (including without limitation those included in the investor presentation provided to Subscriber) that could cause actual results to differ materially from those contained in the projected model. Subscriber further acknowledges that the information provided to Subscriber is preliminary and subject to change.

g. In making its decision to purchase the Subscribed Shares, Subscriber has relied solely upon independent investigation made by Subscriber. Subscriber acknowledges and agrees that Subscriber has received access to and has had an adequate opportunity to review, such financial and other information (including without limitation the risk factors included in the investor presentation and a copy of the SEC Settlement and the SEC Waiver provided to Subscriber) as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Shares, including with respect to the

Issuer, the SPAC, the Company and the Transaction and made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to Subscriber’s investment in the Shares. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Shares. However, neither any such inquiries, nor any due diligence investigation conducted by Subscriber or any of Subscriber’s professional advisors nor anything else contained herein, shall modify, limit or otherwise affect Subscriber’s right to rely on the Issuer’s and the SPAC’s representations, warranties, covenants and agreements contained in this Subscription Agreement. Subscriber acknowledges and agrees that none of Jefferies LLC, J.P. Morgan Securities LLC, Nomura Securities International, Inc., Berenberg Capital Markets LLC or Galaxy Digital Partners LLC, each acting as placement agent to the Issuer (the “Placement Agents”), or any affiliates of each of the Placement Agents, has provided Subscriber with any information or advice with respect to the Subscribed Shares nor is such information or advice necessary or desired. Neither the Placement Agents nor any of their affiliates have made or make any representation as to the SPAC, the Issuer or the Company or the quality or value of the Subscribed Shares. Neither the Placement Agents nor any of their representatives have any responsibility with respect to the completeness or accuracy of any information or materials furnished to such Subscriber in connection with the transactions contemplated hereby. In connection with the issuance of the Subscribed Shares to Subscriber, neither the Placement Agents nor any of their affiliates have acted as a financial advisor or fiduciary to Subscriber. Subscriber acknowledges and agrees that the SPAC continues to review the SEC Warrant Statement and its implications, including on the financial statements and related disclosure included in its filings with the Commission, and any restatement, revision or other modification of such filings relating to or arising from such review, or as a result of additional guidance from the staff of the Commission related to the SEC Warrant Statement, shall be deemed not material for purposes of this Subscription Agreement. For the purpose of this Subscription Agreement, the “SEC Settlement” means the “Order Instituting Cease-and-Desist Proceedings Pursuant To Section 8A of the Securities Act of 1933, Making Findings, And Imposing a Cease-And-Desist Order” issued by the Commission on September 30, 2019; and the “SEC Waiver” means the “Order Under Rule 506(d)(2)(ii) and Rule 262(b)(2) Of the Securities Act Of 1933 Granting a Waiver of the Rule 506(d)(1)(V)(B) and Rule 262(a)(5)(ii) Disqualification Provisions” issued by the Commission on September 30, 2019 and the related letter from Cooley LLP dated September 30, 2019 to the Commission.

h. Subscriber became aware of this offering of the Subscribed Shares solely by means of direct contact between Subscriber and the SPAC or the Issuer, or their respective representatives or affiliates, or by means of contact from the Placement Agents and the Subscribed Shares were offered to Subscriber solely by direct contact between Subscriber and the SPAC or the Issuer, or their respective representatives or affiliates. Subscriber did not become aware of this offering of the Subscribed Shares, nor were the Subscribed Shares offered to Subscriber, by any other means. Subscriber acknowledges that the SPAC and the Issuer each represents and warrants that the Subscribed Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

i. Subscriber acknowledges that it is aware that there are substantial risks (including without limitation the risk factors included in the investor presentation provided to Subscriber) incident to the purchase and ownership of the Subscribed Shares. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Shares, and Subscriber has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Subscriber has considered necessary to make an informed investment decision.

j. Subscriber has adequately analyzed and fully considered the risks of an investment in the Subscribed Shares and determined that the Subscribed Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists.

k. Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Shares or made any findings or determination as to the fairness of this investment.

l. Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by OFAC or on the OFAC List, or a person or entity prohibited by any sanctions program by OFAC, the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority (collectively, “Sanctions”), (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that, if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against Sanctions, including the OFAC List. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Subscribed Shares were legally derived.

m. Subscriber does not have, as of the date hereof, and during the 30-day period immediately prior to the date hereof such Subscriber has not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or short sale positions with respect to the securities of the SPAC. Notwithstanding the foregoing, in the case of a Subscriber that is a multi-managed investment vehicle or an owner of a separate account whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Subscribed Shares covered by this Agreement.

n. If Subscriber is an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that (i) it has not relied on the SPAC, the Issuer or, to Subscriber’s knowledge, any of the SPAC’s or the Issuer’s respective affiliates (the “Transaction Parties”) for investment advice or as the Plan’s fiduciary with respect to its decision to acquire and hold the Subscribed Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Shares and (ii) the acquisition and holding of the Subscribed Shares will not constitute a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

o. Subscriber at the Closing will have sufficient funds to pay the Purchase Price pursuant to Section 2(b).

p. Subscriber agrees that, notwithstanding Section 9(i), the Placement Agents may rely upon the representations and warranties made by Subscriber to the SPAC and the Issuer in this Section 5.

q. No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the SPAC or the Issuer as a result of the purchase and sale of Subscribed Shares hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the SPAC or the Issuer from and after the Closing as a result of the purchase and sale of Subscribed Shares hereunder.

r. Without limiting the generality of the any of the foregoing representations and warranties, Subscriber agrees and acknowledges that it is aware that, following the consummation of the Closing, the Company’s assets will include Bitcoin, and no variation from the date hereof to any date subsequent hereto in the market value of Bitcoin expressed in any other currency may form the basis for any assertion by or on behalf of Subscriber that any representation or warranty of the Issuer or the SPAC herein is, or was when made, untrue, that any covenant of the Issuer or the SPAC herein shall not have been complied with or that any condition precedent of Subscriber herein shall not have been met.

s. Neither the due diligence investigation conducted by Subscriber in connection with making its decision to acquire the Subscribed Shares nor any representations and warranties made by Subscriber herein shall modify, amend or affect Subscriber’s right to rely on the truth, accuracy and completeness of the SPAC’s representations and warranties contained herein.

t. No broker, finder or other financial consultant is acting on Subscriber’s behalf in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability of the Issuer or SPAC for the payment of any fees, costs, expenses or commissions.

6. Registration of Subscribed Securities.

a. The Issuer agrees that, within thirty (30) days after the Closing Date (the “Filing Deadline”), it will file with the Commission (at the Issuer’s sole cost and expense) a registration statement registering the resale of the Subscribed Shares and the Anchor Warrants (such securities collectively, the “Subscribed Securities” and such registration statement, including the prospectus in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and material incorporated by reference in such registration statement, the “Registration Statement”), and the Issuer shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) ninety (90) calendar days (or one hundred twenty (120) calendar days if the Commission notifies the Issuer that it will “review” the Registration Statement) following the Closing Date and (ii) the 10th Business Day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Deadline”), provided, that if such day falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business. The Issuer will provide a draft of the Registration Statement to the undersigned for review at least two (2) Business Days in advance of filing the Registration Statement; provided that, for the avoidance of doubt, in no event shall the Issuer be required to delay or postpone the filing of such Registration Statement as a result of or in connection with Subscriber’s review. Unless otherwise agreed to in writing by Subscriber, Subscriber shall not be identified as a statutory underwriter in the Registration Statement unless requested by the Commission or another regulatory agency; provided, that if the Commission or another regulatory agency requests that a Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have the opportunity to withdraw from the Registration Statement upon its prompt written request to the Issuer. Notwithstanding the foregoing, if the Commission prevents the Issuer from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Subscribed Securities by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Subscribed Securities and other shares included therein that is equal to the maximum number of Subscribed Securities and other shares as is permitted by the Commission. In such event, the number of securities to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders, and as promptly as practicable after being permitted to register additional shares under Rule 415 under the Securities Act, the Issuer shall file one or more new Registration Statement(s) (such new Registration Statement shall also be deemed to be “Registration Statement” hereunder) to register such additional Subscribed Securities and cause such Registration Statement(s) to become effective as promptly as practicable after the filing thereof. The Issuer’s obligations to include the Subscribed Securities in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber, the securities of the Issuer held by Subscriber and the intended method of disposition of the Subscribed Securities as shall be reasonably requested by the Issuer to effect the registration of the Subscribed Securities, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the use of the Registration Statement as permitted hereunder, provided that Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Subscribed Securities. In the case of the registration effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform Subscriber as to the status of such registration. Subscriber shall not be entitled to use the Registration Statement for an underwritten offering of Subscribed Securities. For purposes of this Section 6, “Subscribed Securities” shall include the Subscribed Shares acquired pursuant to this Subscription Agreement and any Anchor Warrants acquired pursuant hereto and any other equity security of the Issuer issued or issuable with respect to the Subscribed Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise. For purposes of clarification, any failure by the Issuer to file the Registration Statement by the Filing Deadline or to effect such Registration Statement by the Effectiveness Deadline shall not otherwise relieve the Issuer of its obligations to file or effect the Registration Statement set forth in this Section 6.

b. The Issuer agrees that, except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, the Issuer will use its commercially reasonable efforts to cause such Registration Statement to remain continuously effective with respect to Subscriber until the earlier of (i) three (3) years from the issuance of the Subscribed Shares or purchase of the Anchor Warrants, (ii) the date on which Subscriber ceases to hold any Subscribed Securities issued pursuant to this Subscription Agreement and (iii) the first date on which the undersigned can sell all of its Subscribed Securities under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable). The undersigned agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Subscribed Securities to the Issuer upon request to assist the Issuer in making the determination with respect to Rule 144 described in clause (iii) above. At its expense, the Issuer shall:

(i) advise Subscriber within three (3) Business Days (A) when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective; (B) of any request by the Commission for an amendment to any Registration Statement or supplement to any prospectus included therein, (C) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (D) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Subscribed Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (E) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus included therein so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (A) through (E) above may be deemed to constitute material, nonpublic information regarding the Issuer;

(ii) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iii) upon the occurrence of any event contemplated above, except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Issuer shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Subscribed Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iv) use its commercially reasonable efforts to cause all Subscribed Securities to be listed on each securities exchange or market, if any, on which the Shares or Warrants, as the case may be, have been listed;

(v) use its commercially reasonable efforts (A) to take all other steps necessary to effect the registration of the Subscribed Securities contemplated hereby and (B) with a view to making available to Subscriber the benefits of Rule 144 or any similar rule or regulation of the Commission that may permit Subscriber to sell the Subscribed Securities to the public without registration, for so long as Subscriber holds the Subscribed Securities to (I) make and keep public information available, as those terms are understood and defined in Rule 144, (II) file all reports and other materials required to be filed by the Exchange Act so long as the Issuer remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144, and (III) furnish to Subscriber so long as such Subscriber owns the Shares acquired hereunder, promptly upon reasonable written request, (x) a written statement by the Issuer, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act and (y) such other information as may reasonably be requested to enable Subscriber to sell the Subscribed Securities under Rule 144 without registration.

c. Notwithstanding anything to the contrary contained herein, the Issuer may delay or postpone filing of such Registration Statement and from time to time require Subscriber not to sell under the Registration Statement or suspend the use of any such Registration Statement if it determines that in order for the Registration Statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if the negotiation or consummation of a transaction by the Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Issuer’s board of directors reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer’s board of directors, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, that, (i) the Issuer shall not so delay filing or so suspend the use of the Registration Statement on more than three (3) occasions, or for a period of more than sixty (60) consecutive days, or for more than a total of one hundred twenty (120) days, in each case in any three hundred sixty (360) day period and (ii) the Issuer shall use commercially reasonable efforts to make the Registration Statement available for the sale by Subscriber of such securities as soon as practicable thereafter. Upon receipt of any written notice from the Issuer (which notice shall not contain any material non-public information regarding the Issuer) of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Subscribed Securities under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless otherwise required by law or subpoena. Notwithstanding anything to the contrary herein, the Issuer shall cause its transfer agent to deliver unlegended shares to a transferee of the Subscriber in connection with any sale of Subscribed Shares with respect to which the Subscriber has entered into a contract for sale, prior to Subscriber’s receipt of the notice of a suspension of the Registration Statement and which has not yet settled. If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Subscribed Securities in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Subscribed Securities shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

The Subscriber may deliver written notice (an “Opt-Out Notice”) to the Issuer requesting that the Subscriber not receive notices from the Issuer otherwise required by Section 6(c); provided, however, that the Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from the Subscriber (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to the Subscriber and the Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to the Subscriber’s intended use of an effective Registration Statement, the Subscriber will notify the Issuer in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 5(c)) and the related suspension period remains in effect, the Issuer will so notify the Subscriber, within one (1) Business Day of the Subscriber’s notification to the Issuer, by delivering to the Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide the Subscriber with the related notice of the conclusion of such Suspension Event promptly following its availability.

d. The Issuer shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless Subscriber (to the extent a seller under the Registration Statement), its officers, directors, agents, partners, members, managers, stockholders, affiliates, employees and investment advisers, each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents, affiliates, employees and investment advisers of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all claims, suits, actions, or litigation brought by a third party that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained (or incorporated by reference) in the Registration Statement, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding Subscriber furnished in writing to the Issuer by or on behalf of Subscriber expressly for use therein (“Claim”), and any losses, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”) as incurred as a result of such Claim. The Issuer shall notify Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 6 of which the Issuer is aware. Notwithstanding the forgoing, the Issuer’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the Issuer (which consent shall not be unreasonably withheld or delayed).

e. Subscriber shall, severally and not jointly with any Other Subscriber or other selling securityholder named in the Registration Statement, indemnify and hold harmless the Issuer, its directors, officers, agents and employees, each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding Subscriber furnished in writing to the Issuer by or on behalf of Subscriber expressly for use therein. In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Subscribed Securities giving rise to such indemnification obligation. Notwithstanding the forgoing, Subscriber’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Subscriber (which consent shall not be unreasonably withheld or delayed).

f. Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

g. The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, affiliate or controlling person of such indemnified party and shall survive the transfer of the Subscribed Securities purchased pursuant to this Subscription Agreement.

h. If the indemnification provided under this Section 6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided that in no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Subscribed Securities giving rise to such contribution obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be subject to the limitations set forth in this Section 6 and deemed to include any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 6(h) from any person who was not guilty of such fraudulent misrepresentation. Each indemnifying party’s obligation to make a contribution pursuant to this Section 6(h) shall be individual, not joint and several, and in no event shall the liability of Subscriber hereunder exceed the net proceeds received by Subscriber upon the sale of the Subscribed Securities giving rise to such indemnification obligation.

i. Subscriber hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, shall execute any short sales or engage in other similar or equivalent hedging transactions of any kind with respect to securities of the SPAC during the period commencing on the date of this Subscription Agreement through the Closing (or such earlier termination of this Subscription Agreement). This Section 6(i) shall not apply to any sale (including the exercise of any redemption right) of securities of the SPAC (i) held by the Subscriber, its controlled affiliates or any person or entity acting on behalf of Subscriber or any of its controlled affiliates prior to the execution of this Subscription Agreement or (ii) purchased by Subscriber, its controlled affiliates or any person or entity acting on behalf of Subscriber or any of its controlled affiliates in open market transactions after the execution of this Subscription Agreement. Notwithstanding the foregoing, in the case of a Subscriber that is a multi-managed investment vehicle or an owner of a separate account whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, the restriction set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Subscribed Securities covered by this Agreement.

j. Within three (3) Business Days of the request of the holder of the Subscribed Shares, and subject to the execution and delivery of such representation letters and other information as the Issuer or its transfer agent shall reasonably request, the Issuer shall cause the removal of the legend set forth in Section 5(e) and cause its transfer agent to issue a certificate without such legend to the holder of the Subscribed Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if (i) such Subscribed Shares are sold pursuant to an effective registration statement under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Issuer with an opinion of counsel, in a form reasonably acceptable to the Issuer, to the effect that such sale, assignment or transfer of the Subscribed Shares may be made without registration under the applicable requirements of the Securities Act, or (iii) the Subscribed Shares are sold, assigned or transferred pursuant to Rule 144. In connection with the removal of the restrictive legend pursuant to the foregoing clauses (i) and (iii), if required by the Issuer’s transfer agent, the Issuer shall cause its legal counsel to provide a legal opinion in connection with such removal request. The Issuer shall be responsible for the fees of its transfer agent, its legal counsel and all DTC fees associated with such issuance.

7. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of the SPAC, the Issuer and Subscriber to terminate this Subscription Agreement, (c) if, on the Closing Date of the Transaction, any of the conditions to Closing set forth in Section 2 of this Subscription Agreement have not been satisfied as of the time required hereunder to be so satisfied or waived by the party entitled to grant such waiver and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated or (d) the date that is twelve (12) months after the date hereof; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover reasonable and documented out-of-pocket losses, liabilities or damages arising from such breach. The SPAC shall notify Subscriber of the termination of the Business Combination Agreement promptly after the termination thereof. Upon the termination of this Subscription Agreement in accordance with this Section 7, any monies paid by the Subscriber to the Issuer in connection herewith shall be promptly (and in any event within one (1) Business Day after such termination) be returned in full to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber, without any deduction for or on account of any tax withholding, charges or set-off, whether or not the Transaction shall have been consummated.

8. Trust Account Waiver. Subscriber hereby acknowledges that the SPAC has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the SPAC’s public stockholders and certain other parties (including the underwriters of the IPO). For and in consideration of the SPAC entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Subscriber hereby irrevocably waives any and all right, title, interest or claim of any kind it has or may have in the future as a result of, or arising out of, this Subscription Agreement, in or to any monies held in the Trust Account, and agrees not to seek recourse or make or bring any action, suit, claim or other proceeding against the Trust Account as a result of, or arising out of, this Subscription Agreement, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability; provided however, that nothing in this Section 8 shall be deemed to limit any Subscriber’s right to distributions from the Trust Account in accordance with the SPAC’s amended and restated certificate of incorporation in respect of Class A Shares acquired by any means other than pursuant to this Subscription Agreement, or shall serve to limit or prohibit Subscriber’s right to pursue a claim against the SPAC for legal relief against assets held outside the Trust Account, for specific performance or other equitable relief, or shall serve to limit or prohibit any claims that Subscriber may have in the future against SPAC’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds).

9. Miscellaneous.

a. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent, if sent by electronic mail or facsimile (if provided), during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day (provided, that no mail undeliverable or other rejection notice is generated), (iii) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 9(a). A courtesy electronic copy of any notice sent by methods (i), (iii), or (iv) above shall also be sent to the recipient via electronic mail if provided in the applicable signature page hereof or to an electronic mail address as subsequently modified by written notice given in accordance with this Section 9(a).

b. Subscriber acknowledges that the SPAC and the Issuer will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the SPAC and the Issuer if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. The SPAC and the Issuer acknowledge that Subscriber will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the SPAC and the Issuer each agrees to promptly notify Subscriber if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of such party set forth herein are no longer accurate in all material respects.

c. Each of the SPAC, the Issuer and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

d. Each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

e. Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Subscribed Shares acquired hereunder, if any, and Subscriber’s rights under Section 6 hereof with respect to such Subscribed Shares) may be transferred or assigned. Notwithstanding the foregoing, Subscriber may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates or to another investment fund or account managed or advised by the investment manager who acts on behalf of Subscriber, or, with the SPAC’s and the Issuer’s prior written consent, to another person, provided that no such assignment shall relieve Subscriber of its obligations hereunder if any such assignee fails to perform such obligations, unless the SPAC and the Issuer each has given its prior written consent to such relief. Neither this Subscription Agreement nor any rights that may accrue to the SPAC or the Issuer hereunder may be transferred or assigned (provided, that, for the avoidance of doubt, the SPAC or the Issuer may transfer the Subscription Agreement and its rights hereunder solely in connection with the consummation of the Transaction and exclusively to another entity under the control of, or under common control with, such party).

f. All of the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

g. The SPAC and the Issuer may request from Subscriber such additional information as the SPAC or the Issuer may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Shares and to register the Subscribed Shares for resale, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures, provided that the SPAC agrees to keep such information confidential, except to the extent required to be included in the Registration Statement. Subscriber acknowledges that the SPAC and the Issuer may file a copy of this Subscription Agreement with the Commission as an exhibit to a periodic report or a registration statement of the SPAC or the Issuer, as applicable.

h. This Subscription Agreement may not be amended, modified, waived or terminated (other than pursuant to the terms of Section 7 above) except by an instrument in writing, signed by each of the parties hereto.

i. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. This Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective permitted successors and assigns. Notwithstanding the immediately preceding sentence, the provisions of Sections 6(d) through (h) and Section 9(v) shall be enforceable by the specified beneficiaries thereof.

j. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

k. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

l. This Subscription Agreement may be executed and delivered in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

m. This Subscription Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided, however, that the Placement Agents may rely on the representations, warranties, agreements and covenants of the SPAC and the Issuer contained in this Subscription Agreement and may rely on the representations and warranties of the Subscriber contained in Section 5 of this Subscription Agreement as if such representations and warranties were made directly to the Placement Agent.

n. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

o. This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

p. EACH PARTY AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM

OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT.

q. The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Subscription Agreement must be brought exclusively in the courts of the State of New York or the federal courts located in the State of New York (collectively the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Subscription Agreement may be brought in any other forum. Each party hereby irrevocably waives all claims of immunity from jurisdiction and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 9(a) of this Subscription Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

r. This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party.

s. The SPAC shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby (and by the Other Subscription Agreements), the Transaction and any other material, nonpublic information that the SPAC or Issuer has provided to Subscriber at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, to the SPAC’s knowledge, Subscriber shall not be in possession of any material, non-public information received from the SPAC or any of its officers, directors or employees or the Placement Agents, and Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, with the SPAC or any of its officers, directors or employees or the Placement Agents, relating to the transactions contemplated by this Subscription Agreement. Except with the express written consent of Subscriber and unless prior thereto Subscriber shall have executed a written agreement regarding the confidentiality and use of such information, the SPAC shall not, and shall cause its officers, directors, employees and agents, not to, provide Subscriber with any material, non-public information regarding the SPAC, the Issuer, the Company or the Transaction from and after the filing of the Disclosure Document. Notwithstanding the foregoing, the SPAC shall not, and shall instruct its representatives, including the Placement Agents and their respective affiliates not to, without the prior written consent (including by e-mail) of Subscriber, publicly disclose the name of Subscriber or any affiliate or investment adviser of Subscriber, or include the name of Subscriber or any affiliate or investment adviser of Subscriber (i) in any press release, marketing or similar materials or (ii) in any filing with the Commission or any regulatory agency or trading market, except as required by the federal securities laws, rules or regulations and to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the NYSE regulations, in which case the SPAC shall provide Subscriber with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with Subscriber regarding such disclosure. Subscriber will promptly provide any information reasonably requested by the SPAC that is necessary for any regulatory application or filing made or approval required in connection with the Transaction (including filings with the Commission) to the extent readily available and, if such information is not already public, SPAC agrees to keep such information confidential and disclose only such information as is required with respect to such filing.

t. If Subscriber is a Massachusetts Business Trust, a copy of the Agreement and Declaration of Trust of Subscriber or any affiliate thereof is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the Subscription Agreement is executed on behalf of the trustees of Subscriber or any affiliate thereof as trustees and not individually and that the obligations of the Subscription Agreement are not binding on any of the trustees, officers or stockholders of Subscriber or any affiliate thereof individually but are binding only upon Subscriber or any affiliate thereof and its assets and property.

u. The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber under the Other Subscription Agreements and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber. The decision of Subscriber to purchase Subscribed Shares pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the SPAC or any of its subsidiaries which may have been made or given by any Other Subscriber or by any agent or employee of any Other Subscriber, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber, or any Other Subscriber pursuant hereto or thereto, shall be deemed to constitute Subscriber on the one hand, and any Other Subscriber on the other hand, as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber, or any Other Subscriber are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the this Subscription Agreement, and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Subscribed Shares or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber to be joined as an additional party in any proceeding for such purpose.

v. Each party hereto agrees for the express benefit of the Placement Agents, their affiliates and their representatives that neither the Placement Agents nor any of their respective affiliates or any of their respective representatives (1) have any duties or obligations to such party other than those specifically set forth herein or, in the case of the SPAC, in the respective engagement letters bewteen the SPAC and each Placement Agent and are acting solely as the SPAC’s placement agents and are not acting as underwriters or in any other capacity and are not and shall not be construed as a fiduciary for Subscriber, the SPAC or the Issuer or any other person or entity in connection with the transactions contemplated herein; (2) shall be liable for any improper payment made in accordance with the information provided by the SPAC or the Issuer; (3) make any representation, warranty or agreement, or have any responsibilities as to the execution, legality, validity, enforceability, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the SPAC or the Issuer pursuant to this Subscription Agreement or in connection with any of the transactions contemplated herein or any documents related to such transactions; or (4) shall be liable (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by the SPAC or the Issuer), whether in contract, tort, or otherwise, to Subscriber, or to any person claiming through Subscriber, in respect of the any of the transactions contemplated herein. The SPAC and the Issuer agree that the Placement Agents and their respective affiliates and their respective representatives shall be entitled to rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the SPAC or the Issuer.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the SPAC, the Issuer and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

FAR PEAK ACQUISITION CORPORATION

By:
Name:
Title:

Address for Notices:

511 6th Avenue #7342 New York, New York 10011 917.737.1541

BULLISH

By:
Name:
Title:

Address for Notices:

c/o Maples Corporate Services Limited PO Box 309, Ugland House Grand Cayman, KY1-1104 Cayman Islands Attn: CLO

with a copy (which will not constitute notice) to:

notices@bullish.com

and

Kirkland & Ellis

26th Floor, Gloucester Tower, The Landmark

15 Queen’s Road Central

Hong Kong

Attn: Daniel Dusek and Joseph Raymond Casey

Facsimile No.: +852 3761 3301

Telephone No.: +852 3761 9140

Email: daniel.dusek@kirkland.com;
joseph.casey@kirkland.com

and

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

United States

Attn: David Feirstein and Francisco Morales Barron

Facsimile No.: +1 (212) 446 4900
Telephone No.: +1 (212) 446 4861

Email: david.feirstein@kirkland.com; francisco.morales@kirkland.com

SUBSCRIBER:

Print Name:

By:
Name:
Title:

Address for Notices:

Email:

Name in which shares are to be registered:

Number of Subscribed Shares subscribed for:
Price Per Subscribed Share:		$10.00
Aggregate Purchase Price:	$	____________________

You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account of the Issuer specified by the Issuer in the Closing Notice.

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ANNEX A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Annex A should be completed by Subscriber

and constitutes a part of the Subscription Agreement.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the box, if applicable)

☐ Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)).

** OR **

B.	ACCREDITED INVESTOR STATUS (Please check the box)

☐

Subscriber is an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (7), (8) or (9) under the Securities Act) and has marked and initialed the appropriate box below indicating the provision under which it qualifies as an “accredited investor.”

** AND **

C.	AFFILIATE STATUS (Please check the applicable box)

SUBSCRIBER:

☐ is:

☐ is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the SPAC or the Issuer or acting on behalf of an affiliate of the SPAC or the Issuer.

Rule 501(a), in relevant part, states that an institutional “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box(es) below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an institutional “accredited investor.”

☐ Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ Any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, as amended;

☐ Any investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or registered pursuant to the laws of a state;

☐ Any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act;

☐ Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐ Any investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a business development company as defined in section 2(a)(48) of the Investment Company Act;

☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

☐ Any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act, as amended;

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act;

☐ Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the securities offered, and with total assets in excess of $5,000,000;

☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D under the Securities Act;

☐ Any entity, other than an entity described in the categories of “accredited investors” above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000; or

☐ Any entity in which all of the equity owners are “accredited investors.”

Exhibit A

EXECUTION VERSION

FORM OF SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is entered into as of July 8, 2021 between (i) Far Peak LLC, a Cayman Island limited liability company (the “Sponsor”), (ii) Bullish, a newly formed Cayman Islands exempted company (the “Issuer”) and (iii) SB Northstar LP (the “Anchor Subscriber”). Terms used herein without definition shall have the meaning set forth in the Subscription Agreement referred to herein.

RECITALS

WHEREAS, this Agreement is being entered into in connection with the Subscription Agreement (the “Subscription Agreement”), dated as of the date hereof, among Far Peak Acquisition Corporation, a Cayman Island company limited by shares (the “SPAC”), the Issuer and the Anchor Subscriber pursuant to which the Anchor Subscriber is agreeing to subscribe for and purchase from the Issuer 7,500,000 Class A ordinary shares of the Issuer, par value $0.00001 per share (the “Shares”) in connection with the completion of the Business Combination;

WHEREAS, the Sponsor and certain other investors (the “SPAC Anchor Investors”) hold 7,000,000 warrants (the “Private Placement Warrants”) to purchase one Class A ordinary share of the SPAC, par value $0.0001 per share at a purchase price of $11.50 per share, subject to adjustment, which Private Placement Warrants shall be converted pursuant to the terms of the Business Combination into 7,000,000 warrants to purchase from the Issuer one Share at a purchase price of $11.50 per Share and otherwise on the same terms; and

WHEREAS, the parties wish to enter into this Agreement, pursuant to which the Anchor Subscriber agrees to subscribe for and purchase 3,000,000 Private Placement Warrants (the “Anchor Warrants”) at a purchase price of $1.00 per Anchor Warrant (the “Purchase Price”), and the Sponsor agrees to sell and transfer, or cause the SPAC Anchor Investors to sell and transfer, the Anchor Warrants to the Anchor Subscriber.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Sale and Purchase.

(a) Closing.

(i) At the Closing, upon payment of the Purchase Price, the Anchor Subscriber shall purchase from the Sponsor, and the Sponsor shall transfer and sell, or cause to be transferred and sold by the SPAC Anchor Investors, to the Anchor Subscriber, the Anchor Warrants.

(ii) At least five (5) Business Days before the anticipated Closing Date, the Sponsor shall deliver written notice to the Anchor Subscriber (the “Closing Notice”) specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Purchase Price to the Sponsor. No later than two (2) Business Days prior to the Closing Date, the Anchor Subscriber shall deliver to the Sponsor such information as is reasonably requested in the Closing Notice in order for the Sponsor to transfer the Anchor Warrants to the Anchor Subscriber, including, without limitation, the legal name of the person in whose name the Anchor Warrants are to be transferred. No later than two (2) Business Days prior to the Closing Date, the Anchor Subscriber shall deliver the Purchase Price for the Anchor Warrants by wire transfer of United States dollars in immediately available funds to the account specified by the Sponsor in the Closing Notice, such funds to be held by the Sponsor in escrow until the Closing. Upon satisfaction (or, if applicable, waiver) of the conditions set forth in this Section 1, the Sponsor shall transfer or cause to be transferred by the SPAC Anchor Investors to the Anchor Subscriber the Anchor Warrants in book entry form, free and clear of any liens or other restrictions (other than those arising under the Issuer’s constitutional documents and applicable laws), in the name of the Anchor Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated in writing by the Anchor Subscriber, as applicable. If the consummation of the Transaction does not occur within two (2) Business Days after the anticipated Closing Date specified in the Closing Notice, unless otherwise agreed to in writing by the Sponsor, the Issuer and the Anchor Subscriber, the Sponsor shall promptly (but in no event later than one (1) Business Day thereafter) return any funds so delivered by the Anchor Subscriber by wire transfer in immediately available funds to the account specified by the Anchor Subscriber. Notwithstanding the foregoing: (x) a failure to close on the anticipated Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in this Section 1 to be satisfied or waived on or prior to the Closing Date, and (y) unless and until the Subscription Agreement is terminated in accordance with its terms, the Anchor Subscriber shall remain obligated (A) to redeliver funds to the Sponsor following the Sponsor’s delivery to the Anchor Subscriber of a new Closing Notice and (B) to consummate the Closing upon satisfaction of the conditions set forth in this Section 1. For purposes of this Agreement, “Business Day” shall mean a day, other than a Saturday, Sunday or other day on which commercial banks in New York, New York, Hong Kong or the Cayman Islands are authorized or required by law to close.

(b) Closing Conditions. The Anchor Subscriber’s obligation to purchase the Anchor Warrants and the Sponsor’s obligation to sell and transfer, or cause to be sold and transferred, the Anchor Warrants to the Anchor Subscriber is conditioned upon satisfaction of the following conditions precedent (any or all of which may be waived by the Sponsor and the Anchor Subscriber in its sole discretion with respect to the other parties’ conditions):

(i) All conditions precedent to the closing of the Anchor Subscriber’s purchase of the Shares pursuant to the Subscription Agreement shall have been satisfied or waived, and the closing of such purchase shall be scheduled to occur concurrently with the closing hereunder;

(ii) No governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby; and no such governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition;

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(iii) The representations and warranties (1) in the case of the Anchor Subscriber, of the Sponsor and the Issuer, and (2) in the case of the Sponsor, of the Anchor Subscriber, contained in this Agreement shall be true and correct in all material respects on the Closing Date;

(iv) Each party hereto shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing Date: and

(v) The letter agreements dated July 8, 2021 with each of the three SPAC Anchor Investors in the form provided to the Anchor Subscriber concurrently with the execution and delivery hereof shall remain in full force and effect and shall not have been amended in any manner adverse to the Anchor Subscriber.

(c) Restrictive Legends. Each register and book entry for the Anchor Warrants shall contain a notation, and each certificate (if any) evidencing the Securities shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY AGREES THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) PURSUANT TO ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (III) TO THE ISSUER, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.”

THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SECURITIES PURCHASE AGREEMENT BY AND AMONG THE HOLDER AND THE OTHER PARTIES THERETO. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE ISSUER.”

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(d) Legend Removal. Following the expiration of the transfer restrictions set forth in Section 5, if the Anchor Warrants are eligible to be sold without restriction under, and without the Issuer being in compliance with the current public information requirements of, Rule 144 under the Securities Act, or if they are registered for resale under the Securities Act pursuant to a shelf registration statement, then at the Anchor Subscriber’s written request, the Issuer will use commercially reasonable efforts to cause the Issuer’s transfer agent to remove the legend set forth above, subject to compliance by the Anchor Subscriber with the reasonable and customary procedures for such removal required by the Issuer or its transfer agent.

(e) Registration Rights. The Anchor Warrants will be entitled to the benefits of the registration rights as provided in the Subscription Agreement.

2. Representations and Warranties of the Anchor Subscriber. The Anchor Subscriber represents and warrants to the Sponsor and the Issuer as follows:

(a) Organization and Power. The Anchor Subscriber (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (ii) has the requisite power and authority to enter into and perform its obligations under this Agreement.

(b) Authorization. This Agreement has been duly executed and delivered by the Anchor Subscriber, and assuming the due authorization, execution and delivery of the same by the Sponsor and the Issuer, this Agreement shall constitute the valid and legally binding obligation of the Anchor Subscriber, enforceable against the Anchor Subscriber in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(c) Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Anchor Subscriber in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable securities laws, rules or regulations.

(d) Compliance with Other Instruments. The execution and delivery of this Agreement, the purchase of the Anchor Warrants and the compliance by the Anchor Subscriber with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Anchor Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Anchor Subscriber is a party or by which the Anchor Subscriber is bound or to which any of the property or assets of the Anchor Subscriber is subject; (ii) the organizational documents of the Anchor Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Anchor Subscriber or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have, individually or in the aggregate, an event, change, development, occurrence, condition or effect with respect to the Anchor Subscriber that would reasonably be expected to have a material adverse effect on the Anchor Subscriber’s ability to consummate the transactions contemplated hereby, including the purchase of the Anchor Warrants.

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(e) Purchase Entirely for Own Account. This Agreement is made with the Anchor Subscriber in reliance upon the Anchor Subscriber’s representation to the Sponsor, which by the Anchor Subscriber’s execution of this Agreement, the Anchor Subscriber hereby confirms, that the Anchor Subscriber is acquiring the Anchor Warrants only for its own account and not for the account of others, or if the Anchor Subscriber is acquiring the Anchor Warrants as a fiduciary or agent for one or more investor accounts, the Anchor Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account. The Anchor Subscriber is not acquiring the Anchor Warrants with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. The Anchor Subscriber is not an entity formed for the specific purpose of acquiring the Anchor Warrants and is an “institutional account” as defined in FINRA Rule 4512(c).

(f) Restricted Securities. The Anchor Subscriber understands that the offer and sale of the Anchor Warrants to the Anchor Subscriber has not been and will not be registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Anchor Subscriber’s representations as expressed herein. The Anchor Subscriber understands that the Anchor Warrants are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Anchor Subscriber must hold the Anchor Warrants indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available.

(g) QIB/Accredited Investor. The Anchor Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (7), (8) or (9) under the Securities Act) satisfying the applicable requirements set forth on Annex A to the Subscription Agreement.

(h) Subscription Agreement. The Anchor Subscriber agrees that the Sponsor may rely on the representations and warranties of the Anchor Subscriber contained in the Subscription Agreement as if such representations and warranties were made directly to the Sponsor.

(i) Placement Agents. The Anchor Subscriber understands and agrees the the Placement Agents are not acting as placement agents for the sale of the Anchor Warrants to the Anchor Subscriber pursuant to this Agreement.

3. Representations and Warranties of the Issuer. The Issuer represents, warrants and covenants to the Anchor Subscriber as follows:

(a) Organization and Corporate Power. The Issuer (i) is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands, (ii) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in

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good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have an event, change, development, occurrence, condition or effect with respect to the Issuer and any subsidiaries, taken together as a whole (on a consolidated basis), that, individually or in the aggregate, would be reasonably expected to have a material adverse effect on the Issuer’s business, properties, financial condition, stockholders’ equity or results of operations or materially affects the legal authority or ability of the Issuer to consummate the transactions contemplated hereby.

(b) Authorization. All corporate action required to be taken by the Issuer’s board of directors in order to authorize the Issuer to enter into this Agreement has been taken on or prior to the date hereof. This Agreement has been duly executed and delivered by the Issuer, and assuming the due authorization, execution and delivery of the same by the Anchor Subscriber and the Sponsor, this Agreement shall constitute the valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(c) Warrants. At the Closing Date, the Anchor Warrants shall constitute the valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(d) Compliance with Other Instruments. The execution and delivery of this Agreement, the sale of the Anchor Warrants and the compliance by the Issuer with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject; (ii) the organizational documents of the Issuer; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have, individually or in the aggregate, an event, change, development, occurrence, condition or effect with respect to Issuer that would reasonably be expected to have a material adverse effect on the Issuer’s ability to consummate the transactions contemplated hereby, including the sale of the Anchor Warrants.

(e) Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Issuer in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable securities laws, rules or regulations.

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4. Representations and Warranties of the Sponsor. The Sponsor represents, warrants and covenants as follows:

(a) Organization and Power. The Sponsor (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (ii) has the requisite power and authority to enter into and perform its obligations under this Agreement.

(b) Authorization. This Agreement has been duly executed and delivered by the Sponsor, and assuming the due authorization, execution and delivery of the same by the Issuer and the Anchor Subscriber, this Agreement shall constitute the valid and legally binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(c) Compliance with Other Instruments. The execution and delivery of this Agreement and the compliance by the Sponsor with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Sponsor pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Sponsor is a party or by which the Sponsor is bound or to which any of the property or assets of the Sponsor is subject; (ii) the organizational documents of the Sponsor; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Sponsor or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have, individually or in the aggregate, an event, change, development, occurrence, condition or effect with respect to Sponsor that would reasonably be expected to have a material adverse effect on the Sponsor’s ability to consummate the transactions contemplated hereby (a “Sponsor Material Adverse Effect”).

(d) Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Sponsor in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable securities laws, rules or regulations.

(e) No Default or Violation. The Sponsor is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of the Sponsor, or (ii) any loan or credit agreement, guarantee, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which, as of the date of this Agreement, the Sponsor is a party or by which the Sponsor’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency, taxing authority or regulatory body, domestic or foreign, having jurisdiction over the Sponsor or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Sponsor Material Adverse Effect.

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(f) No Proceedings. Except for such matters as have not had and would not reasonably be expected to have a Sponsor Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of the Sponsor, threatened in writing against the Sponsor or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against the Sponsor.

(g) Compliance with Laws. The Sponsor is in compliance with all applicable laws, except where such non-compliance would not, individually or in the aggregate, be reasonably expected to have a Sponsor Material Adverse Effect. The Sponsor has not received any written communication, from a governmental authority that alleges that the Sponsor is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not be reasonably expected to have a Sponsor Material Adverse Effect.

(h) No Winding-Up. Neither the Sponsor nor any of its subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation, administration or winding up or failed to pay its debts when due, nor does the Sponsor or any subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or seek to commence an administration.

(i) Anti-Corruption. There has been no action taken by the Sponsor, or, to the knowledge of the Sponsor, any officer, director, equityholder, manager, employee, agent or representative of the Sponsor, in each case, acting on behalf of the Sponsor, in violation of any applicable Anti-Corruption Laws (as herein defined), (i) the Sponsor has not been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a governmental authority for violation of any applicable Anti-Corruption Laws, (ii) the Sponsor has not conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any governmental authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Laws and (iii) the Sponsor has not received any written notice or citation from a governmental authority for any actual or potential noncompliance with any applicable Anti-Corruption Laws. As used herein, “Anti-Corruption Laws” means any applicable laws relating to corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977 (as amended), the UK Bribery Act 2010, and any similar law that prohibits bribery or corruption.

(j) Sanctions. Neither the Sponsor nor any of its directors is (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) owned, directly or indirectly, or controlled by, or acting on behalf of, one or more persons that are named on the OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or

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providing banking services indirectly to a non-U.S. shell bank. The Sponsor agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Sponsor is permitted to do so under applicable law. To the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC sanctions programs, including the OFAC List

5. Additional Agreements and Acknowledgements of the Anchor Subscriber.

(a) Transfer Restrictions. Except as permitted under this Agreement, from the date of this Agreement until the earlier of (a) termination of the Subscription Agreement and this Agreement, and (b) the date that is 90 calendar days after the Closing Date (the “Lock-up Period”), the Anchor Subscriber shall not, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase, or otherwise dispose of or distribute (“Transfer”) any of the Anchor Warrants or the Shares acquired under the Subscription Agreement (collectively, the “Subscribed Securities”), or publicly disclose the intention to make any Transfer of the Subscribed Securities. The foregoing restriction is expressly agreed to preclude the Anchor Subscriber from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Subscribed Securities even if such Subscribed Securities would be disposed of by someone other than the Anchor Subscriber. Such prohibited hedging or other transactions include any purchase, sale or grant of any right (including any put or call option) with respect to any of the Subscribed Securities of the Anchor Subscriber or with respect to any security that includes, relates to, or derives any significant part of its value from such Subscribed Securities. The Anchor Subscriber agrees and consents to the entry of stop transfer instructions with the Issuer’s transfer agent against the transfer of any Subscribed Securities during the Lock-Up Period, except in compliance with the foregoing restrictions.

Notwithstanding anything to the contrary set forth herein, the Anchor Subscriber may Transfer Subscribed Securities prior to the expiration of the Lock-up Period (a) to (i) an Affiliate of the Anchor Subscriber or to another investment fund or account managed or advised by the investment manager who acts on behalf of the Anchor Subscriber without restriction, or (ii) such other Person upon the prior written consent of the Sponsor and the Issuer; provided that, in each case, it shall be a condition to any such Transfer, that the transferee execute and deliver a joinder to this Agreement in a form reasonably satisfactory to the Sponsor and the Issuer whereby such transferee shall agree to be bound by the terms of this Agreement as if such transferee were the Anchor Subscriber hereunder, (b) pursuant to a bona fide third-party tender offer made to all holders of the Shares or any other shares of the Issuer’s capital stock, merger, consolidation or other similar transaction approved by the Issuer’s board of directors, and the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of the total voting power of the Issuer or the surviving entity (a “Change of Control Transaction”); provided that in the event that the Change of Control Transaction is not completed, the Anchor Subscriber’s Subscribed Securities shall remain subject to the restrictions contained in this Section 5, and (c) the Issuer pursuant to Section 5(c). For purposes of this Section 5, (i) “Affiliate” shall mean, with respect to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is

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under direct or indirect common control with, such Person, and (ii) “control,” when used with respect to any specified Person, shall mean the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise; and the terms “controlling” and “controlled” shall have correlative meanings.

(b) Trust Account. The Anchor Subscriber hereby acknowledges that the SPAC has established the Trust Account containing the proceeds of its IPO and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the SPAC’s public stockholders and certain other parties (including the underwriters of the IPO). For and in consideration of the SPAC entering into the this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Anchor Subscriber hereby irrevocably waives any and all right, title, interest or claim of any kind it has or may have in the future as a result of, or arising out of, this Agreement, in or to any monies held in the Trust Account, and agrees not to seek recourse or make or bring any action, suit, claim or other proceeding against the Trust Account as a result of, or arising out of, this Agreement, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability; provided however, that nothing in this Section 5 shall be deemed to limit the Anchor Subscriber’s right to distributions from the Trust Account in accordance with the SPAC’s amended and restated memorandum and articles of association in respect of ordinary shares of the SPAC acquired by any means other than pursuant to this Agreement, or shall serve to limit or prohibit the Anchor Subscriber’s right to pursue a claim against the SPAC for legal relief against assets held outside the Trust Account, for specific performance or other equitable relief, or shall serve to limit or prohibit any claims that the Anchor Subscriber may have in the future against SPAC’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds).

(c) Call Right. The Issuer shall have the right to call for repurchase all, but not less than all, of the Anchor Warrants then held by the Anchor Subscriber (or its permitted transferees that shall have executed and delivered a joinder to this Agreement), by notice (a “Call Notice”) to the Anchor Subscriber, at a price of $0.01 per Anchor Warrant, provided that (a) the Reference Value (as defined below) equals or exceeds $18.00 per share (subject to adjustment as provided below) and (b) there is an effective registration statement covering the issuance of the Shares issuable upon exercise of the Anchor Warrants, and a current prospectus relating thereto, available throughout the 30-day Call Period (as defined below). In the event that the Issuer elects to call the Anchor Warrants pursuant hereto, the Issuer shall fix a date for the repurchase (the “Call Date”). On the Call Date, the Anchor Subscriber (or any permitted transferee that shall have executed and delivered a joinder to this Agreement) shall transfer all Anchor Warrants then held thereby to the Issuer upon payment of the applicable purchase price. The Call Notice shall be provided to the Anchor Subscriber in accordance with the provisions hereof not less than thirty (30) days prior to the Call Date (the “30-day Call Period”). As used herein “Reference Value” shall have the same meaning, and subject to the same adjustment, as provided in the Warrant Agreement dated December 2, 2020 by and between the SPAC and Continental Stock Transfer & Trust Company, as assumed by the Issuer in connection with the consummation of the Business Combination and as amended. The Anchor Warrants may be exercised in accordance with their terms at any time after Call Notice shall have been given.

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(d) Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms, (b) such date and time as the Subscription Agreement is terminated in accordance with its terms or (c) upon the mutual written agreement of the Sponsor, the Issuer and the Anchor Subscriber; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover reasonable and documented out-of-pocket losses, liabilities or damages arising from such breach.

6. General Provisions.

(a) Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent, if sent by electronic mail or facsimile (if provided), during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (iii) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 6(a). A courtesy electronic copy of any notice sent by methods (i), (iii), or (iv) above shall also be sent to the recipient via electronic mail if provided in the applicable signature page hereof or to an electronic mail address as subsequently modified by written notice given in accordance with this Section 6(a).

(b) Reliance. The Anchor Subscriber acknowledges that the Sponsor and the Issuer will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to the Closing, the Anchor Subscriber agrees to promptly notify the Sponsor and the Issuer if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of the Anchor Subscriber set forth herein are no longer accurate in all material respects. The Sponsor and the Issuer acknowledge that the Anchor Subscriber will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to the Closing, the Sponsor and the Issuer each agrees to promptly notify the Anchor Subscriber if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of such party set forth herein are no longer accurate in all material respects.

(c) Provision of Copies. Each of the Sponsor, the Issuer and the Anchor Subscriber is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

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(d) Expenses. Each party shall pay all of its own expenses in connection with this Agreement and the transactions contemplated herein.

(e) Assignment. Neither this Agreement nor any rights that may accrue to the Anchor Subscriber hereunder (other than the Anchor Warrants acquired hereunder) may be transferred or assigned. Notwithstanding the foregoing, the Anchor Subscriber may assign its rights and obligations under this Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of the Anchor Subscriber) or, with the Sponsor’s and the Issuer’s prior written consent, to another person, provided that no such assignment shall relieve the Anchor Subscriber of its obligations hereunder if any such assignee fails to perform such obligations, unless the Sponsor and the Issuer each has given its prior written consent to such relief. Neither this Agreement nor any rights that may accrue to the Sponsor or the Issuer hereunder may be transferred or assigned (provided, that, for the avoidance of doubt, the Sponsor or the Issuer may transfer the Agreement and its rights hereunder solely in connection with the consummation of the Transaction and exclusively to another entity under the control of, or under common control with, such party).

(f) Survival. All of the agreements, representations and warranties made by each party hereto in this Agreement shall survive the Closing.

(g) Additional Information. The Sponsor and the Issuer may request from the Anchor Subscriber such additional information as the Sponsor or the Issuer may reasonably deem necessary to evaluate the eligibility of the Anchor Subscriber to acquire the Anchor Warrants and to register the Anchor Warrants for resale pursuant to the terms of the Subscription Agreement, and the Anchor Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures, provided that the Sponsor and the Issuer agree to keep such information confidential, except to the extent required to be included in the Registration Statement. The Anchor Subscriber acknowledges that the Sponsor, the SPAC and the Issuer may file a copy of this Agreement with the Commission as an exhibit to a periodic report or a registration statement of the Sponsor, the SPAC or the Issuer, as applicable.

(h) Amendments. This Agreement may not be amended, modified, waived or terminated (other than pursuant to the terms of Section 5 above) except by an instrument in writing, signed by each of the parties hereto.

(i) Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(j) Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

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(k) Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(l) Counterparts. This Agreement may be executed and delivered in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(m) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided, however, that (i) the Placement Agents may rely on the representations, warranties, agreements and covenants of the Sponsor and the Issuer contained in this Agreement, (ii) the SPAC and the Placement Agents may rely on the representations and warranties of the Anchor Subscriber contained in this Agreement, and (ii) the SPAC may rely on the agreements and covenants of the Anchor Subscriber applicable to the SPAC; in each case, as if such representations, warranties, agreements, and covenants, as applicable, were made directly to the SPAC or the Placement Agent, as the case may be.

(n) Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(o) Governing Law; Waiver of Jury Trial; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

EACH PARTY AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

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The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Agreement must be brought exclusively in the courts of the State of New York or the federal courts located in the State of New York (collectively the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Agreement may be brought in any other forum. Each party hereby irrevocably waives all claims of immunity from jurisdiction and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 9(a) of this Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

This Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. .

(p) Placement Agents. Each party hereto agrees for the express benefit of the Placement Agents, their affiliates and their representatives that:

Neither the Placement Agents nor any of their respective affiliates or any of their respective representatives (1) have any duties or obligations other than those specifically set forth herein or in the respective engagement letter between the SPAC and each Placement Agent (each, an “Engagement Letter”) and are acting solely as the SPAC’s placement agents and are not acting as underwriters or in any other capacity and are not and shall not be construed as a fiduciary for the Anchor Subscriber, the Sponsor, the SPAC or the Issuer or any other person or entity in connection with the transactions contemplated herein; (2) shall be liable for any improper payment made in accordance with the information provided by the Sponsor, the SPAC or the Issuer; (3) make any representation, warranty or agreement, or have any responsibilities as to the execution, legality, validity, enforceability, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Sponsor, the SPAC or the Issuer pursuant to this Agreement or in connection with any of the transactions contemplated herein or any documents related to such transactions; or (4) shall be liable (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by the Sponsor, the SPAC or the Issuer), whether in contract, tort, or otherwise, to the Anchor Subscriber, or to any person claiming through the Anchor Subscriber, in respect of the any of the transactions contemplated herein.

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The Placement Agents and their respective affiliates and their respective representatives shall be entitled to rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Sponsor, the SPAC or the Issuer.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

ISSUER:

BULLISH

By:

Name:
Title:

Issuer Address for Notices: c/o Maples Corporate Services Limited P.O.

Box 309, Ugland House Grand Cayman, KY1-

1104 Cayman Islands

SPONSOR:

FAR PEAK LLC By: Far Peak Holdings LLC, the sole Member of Far Peak LLC

By:

Name:	Thomas Farley
Title:	Managing Member

Sponsor Address for Notices: Far Peak LLC

511 6th Ave, #7342

New York, New York 10011

Attn: Thomas Farley and David Bonanno

Email: thomas.farley@farpeak.com and

david.bonanno@farpeak.com

ANCHOR SUBSCRIBER:

By:

Name:
Title: